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                                                                    EXHIBIT 23.2


                         INDEPENDENT AUDITORS' CONSENT


        We consent to the incorporation by reference to this Registration Statement on Form S-8 of our report dated September 19, 1996 (October 25, 1996 as to Note 12), appearing in the Form 10-K of Data Processing Resources Corporation for year ended July 31, 1996.


/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Costa Mesa, California
January 29, 1997